POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.


                                                       /s/ Joseph Auerbach
                                                        -------------------
                                                        Joseph Auerbach

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                       /s/ Richard H. Bard
                                                    -------------------
                                                    Richard H. Bard

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                    /s/ Mogens Bay
                                                    -------------------
                                                    Mogens Bay

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                     /s/ James Q. Crowe
                                                     -------------------
                                                     James Q. Crowe

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                    /s/ W. Grant Gregory
                                                   --------------------
                                                   W. Grant Gregory

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                     /s/ Rick Inatome
                                                     ------------------
                                                     Rick Inatome

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                     /s/ Joseph Inatome
                                                    --------------------
                                                    Joseph Inatome

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                    /s/ William H. Janeway
                                                    -------------------
                                                    William H. Janeway

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                   /s/ John R. Oltman
                                                  -------------------
                                                  John R. Oltman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to 78,000 shares of common stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of April, 1999.

                                                    /s/ William Y. Tauscher
                                                   -------------------
                                                   William Y. Tauscher